                                                                    EXHIBIT 25.1
________________________________________________________________________________
________________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                       _________________________________

                                   FORM T-1

        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

   Check if an Application to Determine Eligibility of a trustee Pursuant to
                              Section 305(b) ____

                        BANK OF MONTREAL TRUST COMPANY
              (Exact name of trustee as specified in its charter)

                   New York                                      13-4941093
(Jurisdiction of incorporation or organization                (I.R.S. employer
         if not a U.S. national bank)                        identification no.)

               77 Water Street
              New York, New York                                    10005
   (Address of principal executive offices)                      (Zip code)

                              Mark F. McLaughlin
                        Bank of Montreal Trust Company
                      77 Water Street, New York, NY 10005
                                (212) 701-7602
           (Name, address and telephone number of agent for service)

                     ____________________________________

                         OLYMPUS COMMUNICATIONS, L.P.
                          OLYMPUS CAPITAL CORPORATION
              (Exact name of obligor as specified in its charter)

           Delaware                                             25-1622615
(State or other jurisdiction of                                 23-2868925
incorporation or organization)                               (I.R.S. employer
                                                          identification number)


                              5 West Third Street
                                 P.O. Box 472
                             Coudersport, PA 16915
                   (Address of principal executive offices)

                    ______________________________________

                                 Senior Notes
                      (Title of the indenture securities)

________________________________________________________________________________
________________________________________________________________________________

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                                      -2-

Item 1.   General Information.
          --------------------

          Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

                 Federal Reserve Bank of New York
                 33 Liberty Street, New York N.Y. 10045

                 State of New York Banking Department
                 2 Rector Street, New York, N.Y. 10006

     (b)  Whether it is authorized to exercise corporate trust powers.

                 The Trustee is authorized to exercise corporate trust powers.

Item 2.   Affiliations with the Obligor.
          ------------------------------

          If the obligor is an affiliate of the trustee, describe each such affiliation.

                 The obligor is not an affiliate of the trustee.

Item 16.  List of Exhibits.
          -----------------

     List below all exhibits filed as part of this statement of eligibility.

     1. Copy of Organization Certificate of Bank of Montreal Trust Company to transact business and exercise corporate trust powers; incorporated herein by reference as Exhibit "A" filed with Form T-1 Statement, Registration No. 33-46118.

     2. Copy of the existing By-Laws of Bank of Montreal Trust Company; incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration No. 33-80928.

     3. The consent of the Trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit "C" with Form T-1 Statement, Registration No. 33-46118.

     4. A copy of the latest report of condition of Bank of Montreal Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as Exhibit "D".


                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 16th day of December, 1996.


                        BANK OF MONTREAL TRUST COMPANY



                         By /s/ Therese Gaballah
                           ________________________
                               Therese Gaballah
                                Vice President

EXHIBIT "D"

                            STATEMENT OF CONDITION
                        BANK OF MONTREAL TRUST COMPANY
                                   NEW YORK

                       _________________________________

ASSETS

Due From Banks                                                       $   790,144
                                                                     -----------
Investment Securities:
    State & Municipal                                                 16,811,825
    Other                                                                    100
                                                                     -----------
        Total Securities                                              16,811,925
                                                                     -----------

Loans and Advances
    Federal Funds Sold                                                10,112,520
    Overdrafts                                                            24,744
                                                                     -----------
        Total Loans and Advances                                      10,137,264
                                                                     -----------

Investment in Harris Trust, NY                                         7,124,762
Premises and Equipment                                                   433,539
Other Assets                                                           2,572,729
                                                                     -----------

        TOTAL ASSETS                                                 $37,870,363
                                                                     ===========

LIABILITIES

Trust Deposits                                                       $13,926,947
Other Liabilities                                                      2,244,718
                                                                     -----------

        TOTAL LIABILITIES                                             16,171,665
                                                                     -----------

CAPITAL ACCOUNTS

Capital Stock, Authorized, Issued and
    Fully Paid--10,000 Shares of $100 Each                             1,000,000
Surplus                                                                4,222,188
Retained Earnings                                                     16,422,757
Equity--Municipal Gain/Loss                                               53,753
                                                                     -----------

        TOTAL CAPITAL ACCOUNTS                                        21,698,699

        TOTAL LIABILITIES
        AND CAPITAL ACCOUNTS                                         $37,870,363
                                                                     ===========


        I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                              Mark F. McLaughlin
                                 June 30, 1996

        We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declared that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                 Sanjiv Tandon
                                Kevin O. Healey
                              Steven R. Rothbloom